UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23351

AMERICAN BEACON APOLLO TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2020

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®

2020 ANNUAL REPORT

June 30, 2020

APOLLO TOTAL RETURN FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

APOLLO TOTAL RETURN FUND

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund’s use of fixed-income and variable-rate securities, such as loans and related instruments of varying levels of seniority, corporate debt and notes, high-yield securities, CLOs, CLNs, RMBS, CMBS and derivatives entails interest rate, liquidity, market and credit risks. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund invests in real estate related securities, which involve additional risks such as limited liquidity and greater volatility. The Fund’s ability to borrow for investment purposes and otherwise use leverage can magnify these risks. There is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Even though the Fund will make quarterly repurchase offers for its outstanding shares, investors should consider shares of the Fund to be an illiquid investment. There is no guarantee that investors will be able to sell their shares at any given time or in the quantity desired. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Interval Funds	June 30, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Unlike anything we’ve experienced in our lifetimes, the COVID-19 pandemic continues to have an overwhelming effect on the world’s population, economies and markets. During this reporting period, news reports related to the virus dominated headlines:

▶  On March 15, the Federal Reserve cut the federal funds rate by 100 basis points (1%) to a range of 0% to 0.25%, and announced quantitative easing would be unlimited.

▶  Also in March, the U.S. government passed a stimulus package in three phases: phase one for approximately $8.3 billion, phase two for approximately $100 billion, and phase three for approximately $2 trillion.

▶

On April 20, the price of U.S. oil turned negative for the first time in history, closing at -$37.60 per barrel for oil deliveries in May. However, by the end of June, the average crude oil spot price – which calculates an equally weighted price for West Texas Intermediate, Brent and Dubai crude oils – was $39.46 per barrel.

▶

Although equity markets around the world have rebounded since the lows experienced earlier this year, uncertainty and volatility remain while economies continue to feel the effects of the pandemic. In the U.S., initial estimates indicated gross domestic product fell 9.5% for the second quarter – an annualized decline of 32.9% – making it the sharpest economic contraction in modern history.

▶

As of June 30, the virus had infected more than 10 million individuals around the world, resulting in more than 503,000 deaths. The U.S. alone accounted for more than 2.5 million confirmed cases and more than 126,000 deaths.

Now more than ever, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may derail future plans. We encourage investors to maintain focus on their long-term financial goals, working with financial professionals to make thoughtful adjustments to their changing needs.

The three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals since 1986. As a manager of managers, we strive to provide investment products that may enable investors to

President’s Message

participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for staying the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Interval Funds

Global Bond Market Overview

June 30, 2020 (Unaudited)

The 12-month period began in July 2019 with the credit markets grinding steadily tighter, and the second half of the 2019 calendar year ended on a strong note. U.S. investment-grade and high-yield bonds fared particularly well as the Federal Reserve’s concerns around potentially slower global growth, low inflation, and lingering trade uncertainty resulted in three interest rate cuts in 2019, providing a meaningful tailwind for risk assets. Fixed-rate, high-yield bonds outperformed floating-rate, leveraged loans given declining interest rates and investor appetite for yield. For the second half of 2019, the ICE BofA U.S. Corporate Index (“Investment Grade”) returned 4.3%, which was in line with the ICE BofA U.S. High Yield Index (“High Yield”) return of 3.9%. The S&P/LSTA Leveraged Loan Index (“Loans”) returned 2.7% and the JP Morgan Emerging Market Bond Global Diversified Index (“Emerging Market”) returned 3.3%. By comparison, the ICE BofA U.S. Treasury Index (“Treasuries”) returned 1.6%.

Despite the supportive backdrop, the lowest-rated CCC issues in the high-yield and loan markets underperformed higher-rated securities notably. This trend was atypical during a period of market strength, and it likely reflected late-cycle skepticism from investors and weakening credit technicals in the collateralized loan obligation market.

Markets entered 2020 with a flurry of tense global headlines, which muted gains in various credit sectors. Escalating tensions between the U.S. and Iran, the initial outbreak of COVID-19 and a ramp up of the U.S. presidential election rhetoric caused investors to look for the sidelines as concerns mounted. By mid-March, virus lockdowns were in place across much of the globe and the stampede into safe-haven assets had begun. Unlike the slow-building correction during the 2008 financial crisis, this crisis took place seemingly overnight.

As recently as late February 2020, the S&P 500 Index closed at an all-time high, yet by the end of March, it was down 20% year-to-date and officially entered bear-market territory. March was a month for the record books for all the wrong reasons. The CBOE Volatility Index registered the highest reading since 2009. Oil markets had their worst month since futures started trading in 1983 as the West Texas Intermediate (“WTI”) crude oil benchmark fell 55%. At one point, the WTI futures contract traded at negative levels as participants struggled with limited storage capacity. The 10-year Treasury briefly traded at a record low 0.32%. Investment Grade fell 7.5%, its worst monthly performance in history, and High Yield declined nearly 12%. Spreads and yields in the high-yield and loan markets reached their widest levels since the financial crisis in 2008.

In response, the Fed implemented a far-reaching set of programs measured in the trillions of dollars that dwarfed all previous policy accommodations. The huge wave of money led to a rapid turnaround of investor sentiment and a rebound in financial markets. Congress also did its part by expanding unemployment benefits and providing financing to cash-starved companies, among other programs.

In the second quarter of 2020, High Yield posted a 9.6% return, Investment Grade returned 9.3% and the S&P 500 gained 20.5%. Countries across the globe made progress re-opening their economies, and the corporate bond market opened with immense volume allowing issuers to raise large amounts of liquidity. Despite investors’ initial concern about the economic impact of the virus, the sheer volume of money injected into the system by the U.S. government brought risk markets back to life. However, caution is warranted as episodes of volatility are likely to prevail for the foreseeable future.

Unfortunately, not all companies could be saved from the economic fallout. By period end, markets began to witness an uptick in distressed credit, which may reach default rates of 10% or more.

For the 12-month period ended June 30, 2020, Investment Grade returned 9.3%, High Yield returned -1.10%, Loans returned -2.0% and Emerging Markets returned 0.5%. Lastly, given the record-low interest rates, Treasuries outperformed with a 10.8% return.

American Beacon Apollo Total Return FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Y Class of the American Beacon Apollo Total Return Fund (the “Fund”) returned 1.90% for the twelve-month period ended June 30, 2020, outperforming the S&P/LSTA Leveraged Loan Index (“loan index”) return of -1.99% and the ICE BofA U.S. High Yield Index (“high yield index”) return of -1.10%.

Comparison of Changes in Value of a $100,000 Investment for the period 9/12/2018 through 6/30/2020

Total Returns for the Period ended June 30, 2020

	Ticker	6 months	1 Year	Since Inception 09/12/2018	Value of $100,000 09/12/2018- 06/30/2020
Y Class (1,4)	ATRYX	(2.79)%	1.90%	3.49%	$106,355
T Class without Sales Charge (1,2,4)	ATRYX	(3.45)%	1.02%	2.99%	$105,432
T Class with Sales Charge (1,2,4)	ATRYX	(6.39)%	(1.97)%	1.25%	$102,261

S&P/LSTA Leveraged Loan Total Return Index (3)		(4.61)%	(1.99)%	0.30%	$100,547

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	T Class shares have a maximum sales charge of 3%.

3.

The S&P/LSTA Leveraged Loan Index is a common benchmark and represents the 100 largest and most liquid issues of the institutional loan universe. The index is modified market value-weighted and is fully rebalanced semi-annually. In addition, the index is reviewed weekly to reflect pay-downs and ensure that it continually maintains 100 loan facilities. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y and T Class shares were 3.46% and 4.06%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Apollo Total Return FundSM

Performance Overview

June 30, 2020 (Unaudited)

During the period, the Fund primarily held secured, first-lien bank-loan instruments and high-yield bonds given its size and the investment opportunities available. It benefited from security selection and from dislocations in the new-issue market as volatility during the period provided ample opportunity for investment. Over time and as the Fund grows, its holdings will be more broadly distributed across security types and asset classes in accordance with the Fund’s investment strategy.

The period began in the latter half of 2019 with corporate credit markets steadily grinding tighter and finished on a strong note in December. U.S. investment-grade and high-yield bonds fared particularly well given the Federal Reserve Bank’s (the “Fed’s”) three interest rate cuts that provided a meaningful tailwind for fixed-rate assets. For the six-month period ended December 31, 2019, the ICE BofA U.S. Corporate Index (“investment grade index”) returned 4.3%, the high yield index returned 3.9% and the loan index returned 2.8%. The Fund benefited from the sub-advisor’s security selection and ultimately outperformed the broader markets with Y Class returns of 4.8% during the same time period.

However, after a quiet start to 2020, the abrupt and unexpected coronavirus began to spread rapidly across the globe shuttering entire economies. The breadth and speed of the disruption quickly drove investors out of risk assets into the safety of government bonds. In the month of March, the investment grade index fell 7.5%, the high yield index fell 11.8% and the loan index was down 12.4%. Fortunately, the Fund was down only 7.4%. Credit spreads and yields in these markets reached their highest levels since the Great Financial Crisis in 2008.

The Fed’s massive stimulus response helped the markets to recover in the second quarter of 2020, allowing the Fund to salvage a positive 1.9% return for the one-year period. Bond markets reopened during the quarter providing badly needed liquidity to address near-term maturities. The Fund’s strategy to utilize a flexible and dynamic approach to capital deployment and relative value allowed it to capitalize on the volatility. The Fund also took advantage of historically attractive opportunities in the new-issue market and at period end was generating a gross yield of 5.1% with a duration of only 2.4 years.

The sub-advisor’s investment strategy is based on the ability to adapt to markets with a flexible investment approach that seeks attractive risk-adjusted returns. As was seen during the period, the sub-advisor seeks to invest contrary to broader market sentiment to build value-based fixed-income portfolios.

Top Ten Holdings (% Net Assets)
PetSmart, Inc., Due 3/11/2022, Consenting Term Loan		2.7
Pacific Gas & Electric Co., 5.500%, Due 6/23/2025, 2020 Exit Term Loan B, (3-mo. LIBOR + 4.500%)		2.7
Mileage Plus Holdings LLC, Due 6/25/2027, 2020 Term Loan B		2.7
Iridium Satellite LLC, 4.750%, Due 11/4/2026, Term Loan, (1-mo. LIBOR + 3.750%)		2.7
AssuredPartners Capital, Inc., 5.500%, Due 2/12/2027, 2020 Incremental Term Loan B, (3-mo. LIBOR + 4.500%)		2.7
Alterra Mountain Co., 5.500%, Due 8/1/2026, 2020 Term Loan B, (3-mo. LIBOR + 4.500%)		2.7
MA FinanceCo., LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)		2.7
Deerfield Dakota Holding LLC, Due 4/9/2027, 2020 USD Term Loan B		2.7
Asurion LLC, Due 8/4/2025, 2017 2nd Lien Term Loan		2.6
CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, Due 8/15/2030		2.3

Total Fund Holdings	80

Sector Allocation (% Investments)
Consumer, Cyclical		28.6
Communications		18.7
Consumer, Non-Cyclical		11.7
Industrial		11.4
Financial		10.8
Technology		9.7
Basic Materials		4.3
Energy		1.9
Utilities		2.9

American Beacon Apollo Total Return FundSM

Performance Overview

June 30, 2020 (Unaudited)

Top Ten Industry Weightings (%)
Retail	10.4
Telecommunications	9.9
Entertainment	6.9
Insurance	6.8
Media	6.8
Software	5.4
Computers	4.1
Commercial Services	4.1
Aerospace/Defense	3.2
Chemicals	3.0

Excludes Cash.

American Beacon Apollo Total Return FundSM

Expense Example

June 30, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Apollo Total Return FundSM

Expense Examples

June 30, 2020 (Unaudited)

American Beacon Apollo Total Return Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
Y Class
Actual	$1,000.00	$979.00	$6.94
Hypothetical	$1,000.00	$1,017.85	$7.07
T Class
Actual	$1,000.00	$972.40	$14.71
Hypothetical	$1,000.00	$1,009.95	$14.99

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.41% and 3.00% for the Y and T Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

American Beacon Apollo Total Return FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Beacon Apollo Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Apollo Total Return Fund (the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for the year ended June 30, 2020 and for the period September 12, 2018 (commencement of operations) through June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year ended June 30, 2020, the changes in its net assets for the year ended June 30, 2020 and for the period September 12, 2018 (commencement of operations) through June 30, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

September 1, 2020

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Apollo Total Return FundSM

Schedule of Investments

June 30, 2020

	Principal Amount*	Fair Value

BANK LOAN OBLIGATIONSA - 46.78%

Basic Materials - 1.35%

Chemicals - 1.35%
Diamond B.V., Due 9/6/2024, 2020 USD Incremental Term LoanB	$ 250,000	$244,375

Communications - 10.31%

Advertising - 1.26%
Advantage Sales & Marketing, Inc., 4.250%, Due 7/23/2021, 2014 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	249,339	227,404

Internet - 0.91%
ION Trading Technologies SARL, 5.072%, Due 11/21/2024, USD Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	173,165	165,743

Telecommunications - 8.14%
CenturyLink, Inc., 2.178%, Due 1/31/2025, 2020 Term Loan A, (1-mo. LIBOR + 2.000%)	227,922	217,096
Intelsat Jackson Holdings S.A.,
6.500%, Due 7/14/2021, 2020 DIP Term Loan, (3-mo. LIBOR + 5.500%)B C	125,267	126,912
8.000%, Due 11/27/2023, 2017 Term Loan B3, (3-mo. PRIME + 4.750%)	164,979	163,845
8.625%, Due 1/2/2024, 2017 Term Loan B5D	250,000	249,492
Iridium Satellite LLC, 4.750%, Due 11/4/2026, Term Loan, (1-mo. LIBOR + 3.750%)B	499,375	488,888
Zacapa LLC, 5.572%, Due 7/2/2025, 2018 1st Lien Term Loan B, (3-mo. LIBOR + 4.500%)	237,582	228,673

		1,474,906

Total Communications		1,868,053

Consumer, Cyclical - 10.64%

Airlines - 2.71%
Mileage Plus Holdings LLC, Due 6/25/2027, 2020 Term Loan BB	500,000	490,000

Entertainment - 1.22%
Penn National Gaming, Inc., 3.750%, Due 10/19/2023, 2017 Term Loan A, (3-mo. LIBOR + 3.000%)	231,250	221,279

Leisure Time - 2.70%
Alterra Mountain Co., 5.500%, Due 8/1/2026, 2020 Term Loan B, (3-mo. LIBOR + 4.500%)B	498,750	488,775

Lodging - 1.29%
Caesars Resort Collection LLC, Due 6/19/2025, 2020 Term LoanB	250,000	234,532

Retail - 2.72%
PetSmart, Inc., Due 3/11/2022, Consenting Term LoanB	500,000	492,670

Total Consumer, Cyclical		1,927,256

Consumer, Non-Cyclical - 3.41%

Commercial Services - 2.11%
Garda World Security Corp., 4.930%, Due 10/30/2026, 2019 1st Lien Term Loan B, (3-mo. LIBOR + 4.750%)	147,459	144,436
Guidehouse LLP, 4.678%, Due 5/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.500%)	248,101	239,003

		383,439

Pharmaceuticals - 1.30%
Endo Luxembourg Finance Co. SARL, Due 4/29/2024, 2017 Term Loan BB	249,357	235,019

Total Consumer, Non-Cyclical		618,458

Financial - 9.45%

Financial Services - 2.67%
Deerfield Dakota Holding LLC, Due 4/9/2027, 2020 USD Term Loan BB	500,000	485,000

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

June 30, 2020

	Principal Amount*	Fair Value

BANK LOAN OBLIGATIONSA - 46.78% (continued)

Financial - 9.45% (continued)

Insurance - 6.78%
AssuredPartners Capital, Inc., 5.500%, Due 2/12/2027, 2020 Incremental Term Loan B, (3-mo. LIBOR + 4.500%)	$498,750	$488,775
Asurion LLC, Due 8/4/2025, 2017 2nd Lien Term LoanB	469,697	466,174
Sedgwick Claims Management Services, Inc.,
4.178%, Due 9/3/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	247,500	236,981
5.250%, Due 9/3/2026, 2020 Term Loan B3, (1-mo. LIBOR + 4.250%)	37,313	36,132

		1,228,062

Total Financial		1,713,062

Industrial - 2.22%

Aerospace/Defense - 0.83%
Bleriot US Bidco, Inc.,
5.058%, Due 10/31/2026, Term Loan, (3-mo. LIBOR + 4.750%)	21,176	20,311
5.058%, Due 10/31/2026, Term Loan B, (3-mo. LIBOR + 4.750%)	135,525	129,992

		150,303

Engineering & Construction - 1.30%
DG Investment Intermediate Holdings, Inc., 3.750%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	247,500	234,739

Environmental Control - 0.09%
US Ecology Holdings, Inc., 2.678%, Due 11/1/2026, Term Loan B, (1-mo. LIBOR + 2.500%)	17,185	16,669

Total Industrial		401,711

Technology - 6.69%

Computers - 1.32%
Surf Holdings LLC, 3.827%, Due 3/5/2027, USD Term Loan, (3-mo. LIBOR + 3.500%)	250,000	239,108

Software - 5.37%
MA FinanceCo., LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)	500,000	486,665
Ultimate Software Group, Inc., 4.750%, Due 5/4/2026, 2020 Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	250,000	246,603
VS Buyer LLC, 3.428%, Due 2/28/2027, Term Loan B, (1-mo. LIBOR + 3.250%)	249,375	240,023

		973,291

Total Technology		1,212,399

Utilities - 2.71%

Electric - 2.71%
Pacific Gas & Electric Co., 5.500%, Due 6/23/2025, 2020 Exit Term Loan B, (3-mo. LIBOR + 4.500%)	500,000	490,625

Total Bank Loan Obligations (Cost $8,564,909)		8,475,939

CORPORATE OBLIGATIONS - 45.08%

Basic Materials - 2.82%

Chemicals - 1.68%
WR Grace & Co-Conn, 4.875%, Due 6/15/2027E	300,000	303,909

Mining - 1.14%
Arconic Corp., 6.000%, Due 5/15/2025E	200,000	206,750

Total Basic Materials		510,659

Communications - 6.93%

Media - 5.28%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, Due 8/15/2030E	400,000	408,000
CSC Holdings LLC,
5.375%, Due 2/1/2028E	300,000	313,500
4.125%, Due 12/1/2030E	237,000	234,926

		956,426

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

June 30, 2020

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 45.08% (continued)

Communications - 6.93% (continued)

Telecommunications - 1.65%
Level 3 Financing, Inc., 4.250%, Due 7/1/2028E	$300,000	$299,655

Total Communications		1,256,081

Consumer, Cyclical - 15.82%

Airlines - 0.82%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027E	148,000	148,370

Apparel - 2.12%
William Carter Co., 5.500%, Due 5/15/2025E	372,000	383,625

Auto Manufacturers - 0.20%
Tesla, Inc., 5.300%, Due 8/15/2025E	37,000	37,000

Entertainment - 5.72%
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, Due 5/1/2025E	400,000	402,000
Churchill Downs, Inc., 5.500%, Due 4/1/2027E	300,000	293,640
Colt Merger Sub, Inc., 5.750%, Due 7/1/2025E	32,000	32,182
Live Nation Entertainment, Inc., 6.500%, Due 5/15/2027E	300,000	309,000

		1,036,822

Lodging - 1.63%
Marriott Ownership Resorts, Inc., 6.125%, Due 9/15/2025E	289,000	295,503

Retail - 5.33%
Asbury Automotive Group, Inc.,
4.500%, Due 3/1/2028E	100,000	97,000
4.750%, Due 3/1/2030E	250,000	243,750
Beacon Roofing Supply, Inc., 4.500%, Due 11/15/2026E	96,000	93,900
Gap, Inc., 8.875%, Due 5/15/2027E	200,000	213,984
Lithia Motors, Inc.,
5.250%, Due 8/1/2025E	96,000	96,000
4.625%, Due 12/15/2027E	223,000	220,770

		965,404

Total Consumer, Cyclical		2,866,724

Consumer, Non-Cyclical - 6.40%

Commercial Services - 0.32%
Brink’s Co., 5.500%, Due 7/15/2025E	21,000	21,389
Gartner, Inc., 4.500%, Due 7/1/2028E	36,000	36,421

		57,810

Food - 2.31%
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024E	210,000	212,887
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, Due 1/15/2030E	200,000	205,000

		417,887

Health Care - Services - 1.58%
Encompass Health Corp.,
4.500%, Due 2/1/2028	38,000	36,447
4.750%, Due 2/1/2030	262,000	250,210

		286,657

Household Products/Wares - 2.19%
Prestige Brands, Inc., 5.125%, Due 1/15/2028E	200,000	197,000
Spectrum Brands, Inc., 5.500%, Due 7/15/2030E	200,000	200,250

		397,250

Total Consumer, Non-Cyclical		1,159,604

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

June 30, 2020

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 45.08% (continued)

Energy - 1.73%

Energy - Alternate Sources - 1.73%
TerraForm Power Operating LLC, 5.000%, Due 1/31/2028E	$300,000	$312,750

Financial - 1.16%

REITS - 1.16%
HAT Holdings I LLC / HAT Holdings II LLC, 6.000%, Due 4/15/2025E	200,000	209,500

Industrial - 7.29%

Aerospace/Defense - 2.39%
Signature Aviation US Holdings, Inc., 4.000%, Due 3/1/2028E	37,000	33,439
TransDigm, Inc., 6.250%, Due 3/15/2026E	400,000	399,008

		432,447

Building Materials - 1.75%
Standard Industries, Inc.,
5.000%, Due 2/15/2027E	27,000	27,338
4.375%, Due 7/15/2030E	291,000	290,272

		317,610

Electrical Components & Equipment - 0.41%
Energizer Holdings, Inc.,
6.375%, Due 7/15/2026E	62,000	64,105
4.750%, Due 6/15/2028E	11,000	10,791

		74,896

Electronics - 2.74%
Itron, Inc., 5.000%, Due 1/15/2026E	300,000	298,875
Sensata Technology, Inc., 4.375%, Due 2/15/2030	200,000	198,000

		496,875

Total Industrial		1,321,828

Technology - 2.83%

Computers - 2.77%
Booz Allen Hamilton, Inc., 5.125%, Due 5/1/2025E	200,000	203,000
Science Applications International Corp., 4.875%, Due 4/1/2028E	300,000	298,218

		501,218

Semiconductors - 0.06%
Microchip Technology, Inc., 4.250%, Due 9/1/2025E	11,000	11,070

Total Technology		512,288

Utilities - 0.10%

Electric - 0.10%
Clearway Energy Operating LLC, 4.750%, Due 3/15/2028E	18,000	18,359

Total Corporate Obligations (Cost $8,117,442)		8,167,793

FOREIGN CORPORATE OBLIGATIONS - 7.19%

Communications - 1.55%

Media - 1.48%
Dolya Holdco DAC, 5.000%, Due 7/15/2028E	18,000	17,770
Virgin Media Secured Finance PLC, 4.500%, Due 8/15/2030E	250,000	250,312

		268,082

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

June 30, 2020

	Principal Amount*	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 7.19% (continued)

Communications - 1.55% (continued)

Telecommunications - 0.07%
Intelsat Jackson Holdings S.A., 8.000%, Due 2/15/2024E	$13,000	$13,184

Total Communications		281,266

Consumer, Cyclical - 2.34%

Retail - 2.34%
eG Global Finance PLC,
6.250%, Due 10/30/2025F	EUR 200,000	217,959
8.500%, Due 10/30/2025E	200,000	205,000

		422,959

Total Consumer, Cyclical		422,959

Consumer, Non-Cyclical - 1.63%

Commercial Services - 1.63%
Garda World Security Corp., 4.625%, Due 2/15/2027E	300,000	295,500

Industrial - 1.67%

Environmental Control - 1.67%
GFL Environmental, Inc., 4.250%, Due 6/1/2025E	300,000	302,625

Total Foreign Corporate Obligations (Cost $1,312,921)		1,302,350

	Shares

SHORT-TERM INVESTMENTS - 1.72% (Cost $310,530)

Investment Companies - 1.72%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%G H	310,530	310,530

TOTAL INVESTMENTS - 100.77% (Cost $18,305,802)		18,256,612
LIABILITIES, NET OF OTHER ASSETS - (0.77%)		(139,867)

TOTAL NET ASSETS - 100.00%		$18,116,745

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

B Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of June 30, 2020.

C All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $61,495 or 0.34% of net assets. Of this amount, $61,495 relate to Intelsat Jackson Holdings S.A.

D Fixed Rate.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $8,767,527 or 48.39% of net assets. The Fund has no right to demand registration of these securities.

F Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

DAC - Designated Activity Company.

DIP - Debtor-in-possession.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LLP - Limited Liability Partnership.

LP - Limited Partnership.

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

June 30, 2020

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

Forward Foreign Currency Contracts Open on June 30, 2020:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	168,861	USD	169,468	9/30/2020	SSB	$-	$(607)	$(607)
USD	426,883	EUR	427,781	9/30/2020	SSB	-	(898)	(898)

						$-	$(1,505)	$(1,505)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro.
USD	United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

Apollo Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$-	$8,475,939	$-	$8,475,939
Corporate Obligations	-	8,167,793	-	8,167,793
Foreign Corporate Obligations	-	1,302,350	-	1,302,350
Short-Term Investments	310,530	-	-	310,530

Total Investments in Securities - Assets	$310,530	$17,946,082	$-	$18,256,612

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(1,505)	$-	$(1,505)

Total Financial Derivative Instruments - Liabilities	$-	$(1,505)	$-	$(1,505)

(1)	Unfunded loan commitments represent $61,495 at year end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Apollo Total Return FundSM

Statement of Assets and Liabilities

June 30, 2020

Assets:
Investments in unaffiliated securities, at fair value†	$17,946,082
Investments in affiliated securities, at fair value‡	310,530
Foreign currency, at fair value¤	29,370
Cash	19,797
Dividends and interest receivable	137,534
Receivable for investments sold	5,585,638
Receivable for tax reclaims	16
Receivable for expense reimbursement (Note 2)	90,601
Prepaid expenses	13,748

Total assets	24,133,316

Liabilities:
Payable for investments purchased	5,657,639
Dividends payable	86,243
Unfunded loan commitments	61,495
Management and sub-advisory fees payable (Note 2)	16,762
Service fees payable (Note 2)	6,362
Transfer agent fees payable (Note 2)	17,548
Custody and fund accounting fees payable	14,051
Professional fees payable	138,720
Payable for prospectus and shareholder reports	15,532
Unrealized depreciation from forward foreign currency contracts	1,505
Other liabilities	714

Total liabilities	6,016,571

Net assets	$18,116,745

Analysis of net assets:
Paid-in-capital	$18,126,042
Total distributable earnings (deficits)A	(9,297)

Net assets	$18,116,745

Shares outstanding at no par value (unlimited shares authorized):
Y Class	1,635,087

T ClassB	207,297

Net assets:
Y Class	$16,082,511

T ClassB	$2,034,234

Net asset value, offering and redemption price per share:
Y Class	$9.84

T ClassB	$9.81

† Cost of investments in unaffiliated securities	$17,995,272
‡ Cost of investments in affiliated securities	$310,530
¤ Cost of foreign currency	$29,306

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class launched on October 28, 2019 and commenced operations October 29, 2019 (Note 1).

See accompanying notes

American Beacon Apollo Total Return FundSM

Statement of Operations

For the year ended June 30, 2020

Investment income:
Dividend income from affiliated securities (Note 2)	$11,375
Interest income	408,684

Total investment income	420,059

Expenses:
Management and sub-advisory fees (Note 2)	107,788
Transfer agent fees:
Y Class (Note 2)	59,593
T ClassA	15,612
Custody and fund accounting fees	81,956
Professional fees	443,014
Registration fees and expenses	34,344
T ClassA	6,143
Prospectus and shareholder report expenses	42,854
Trustee fees (Note 2)	687
Other expenses	10,411

Total expenses	802,402

Net fees waived and expenses (reimbursed) by the Manager (Note 2)B	(660,983)
Net sub-advisory fees waived (Note 2)	(5,052)

Net expenses	136,367

Net investment income	283,692

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	84,063
Foreign currency transactions	4,833
Forward foreign currency contracts	(10,431)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated securitiesD	(24,236)
Foreign currency transactions	99
Forward foreign currency contracts	(1,505)

Net gain from investments	52,823

Net increase in net assets resulting from operations	$336,515

A Class launched on October 28, 2019 and commenced operations October 29, 2019 (Note 1).
B The Manager voluntarily reimbursed service fees in the amount of $2,735.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Apollo Total Return FundSM

Statement of Changes in Net Assets

	Year Ended June 30, 2020	Period EndedA June 30, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$283,692	$102,942
Net realized gain from investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	78,465	151,569
Change in net unrealized (depreciation) of investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(25,642)	(24,954)

Net increase in net assets resulting from operations	336,515	229,557

Distributions to shareholders:
Total retained earnings:
Y Class	(426,316)	(131,606)
T ClassB	(18,246)	-

Net distributions to shareholders	(444,562)	(131,606)

Capital share transactions (Note 10):
Proceeds from sales of shares	12,219,246	823,769
Reinvestment of dividends and distributions	42,304	95,760
Cost of shares redeemed	(154,238)	-

Net increase in net assets from capital share transactions	12,107,312	919,529

Net increase in net assets	11,999,265	1,017,480

Net assets:
Beginning of period	6,117,480	5,100,000	C

End of period	$18,116,745	$6,117,480

A Fund commenced operations September 12, 2018 (Note 1).
B Class launched on October 28, 2019 and commenced operations October 29, 2019 (Note 1).
C Seed capital.

See accompanying notes

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

1.  Organization and Significant Accounting Policies

The American Beacon Apollo Total Return Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on February 16, 2018 as a Delaware statutory trust. The Fund commenced operations on September 12, 2018. Prior to commencing operations, the Fund had no operations other than matters relating to its organization and registration as a series of a non-diversified, closed-end management investment company.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 for Y Class and $2,500 for T Class, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchase Offers Risk/Interval Fund Risk” in Footnote 6 – Principal Risks.

The Fund’s investment objective seeks to generate attractive risk-adjusted total returns using a multi-sector approach to fixed income value investing. The Fund seeks to achieve its investment objective by investing in U.S. corporate credit, global corporate credit, structured credit, and real estate credit. The Fund expects to

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. If the Fund borrowed 20% of its total assets, that would represent 25% of its net assets. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $50 million but may engage in borrowings before Fund assets reach this level.

Recently Adopted Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended June 30, 2020, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

On October 28, 2019, the Fund created the T Class, a new class made available for sale pursuant to the Fund’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). Refer to the Fund’s Prospectus for more details.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Y Class	All Investors who can meet the minimum investment amount—sold directly or through intermediary channels.	$100,000

T Class	Sold to retail investors by broker-dealers that are members of Financial Industry Regulatory Authority (“FINRA”) and have agreements with the Distributor, but may be made available through other financial firms, including banks and trust companies, and to specified benefit plans and other retirement accounts.	$2,500

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long-term or short-term, depending on the Shareholder’s holding period for the Shares.

The Board reserves the right to change the quarterly distribution policy from time to time.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily managed assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Apollo Credit Management, LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily managed assets according to the following schedule:

First $1 billion	0.90%
Over $1 billion	0.80%

On April 9, 2020, the Fund, the Manager, and the Sub-Advisor entered into an agreement to waive a portion of the Sub-Advisor’s sub-advisory fees, effective April 9, 2020. This agreement is in addition to the fee waiver and/or expense reimbursement agreement entered into by the Manager and the Fund. The fees waived by the Sub-Advisor for the year ended June 30, 2020 was $5,052.

For purposes of the Management Agreement and Investment Advisory Agreement, the Fund’s “managed assets” are its total assets of the Fund (including assets attributable to the proceeds of leverage) minus accrued liabilities (other than liabilities attributable to such leverage). For purposes of calculating “managed assets”, the Fund’s derivative investments are valued based on their market value.

The Management and Sub-Advisory Fees paid by the Fund for the year ended June 30, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.40%	$34,706
Sub-Advisor Fees	0.84%	73,082

Total	1.24%	$107,788

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Distribution Plans

The Fund has adopted a Distribution Plan (the “Plan”) for its T Class Shares that allows the T Class Shares to pay distribution and other fees for the sale of Fund Shares and for other services provided to Shareholders. Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act that permits it to, among other things, offer multiple classes of Shares and pay distribution fees. Under the Distribution Plan, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of up to 0.75% of the average daily net assets of the T Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Class Y of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the Class Y of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Y Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Board’s approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Y Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Y Class on an annual basis. During the year ended June 30, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees*
Apollo Total Return	$2,651

* This balance is presented as a contra expense as of June 30, 2020.

As of June 30, 2020, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Apollo Total Return	$225

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund held the following shares with a June 30, 2020 fair value and dividend income earned from the investment in the USG Select Fund:

Affiliated Security	Type of Transaction	Fund	June 30, 2020 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Apollo Total Return	310,530	$-	$-	$11,375	$310,530

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2020, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Apollo Total Return	$1,160

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the Y Class Shares and T Class Shares of the Fund to the extent that total operating expenses exceed 0.25% of average daily net assets for the Y Class and 1.00% of average daily net assets for the T Class (excluding management fees, service fees, taxes, interest including interest on borrowings, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses). During the year ended June 30, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	7/1/2019 - 6/30/2020	Reimbursed Expenses	(Recouped) Expenses
Apollo Total Return	Y	0.25%	$597,094	-	2022 - 2023
Apollo Total Return	T*	1.00%	68,941	-	2022 - 2023

* Class commenced operations on October 29, 2019.

Of these amounts, $90,601 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at June 30, 2020.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Apollo Total Return	$-	$923,319	$-	2021-2022

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of June 30, 2020, based on management’s evaluation of the shareholder account base, exclusive of omnibus accounts, one account has been identified as representing an affiliated significant ownership of approximately 28% of the Fund’s outstanding shares.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its NAV per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Bank Loans

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Fund invests in money market funds, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. The investment return of corporate debt securities reflects interest earning and changes in the market value of the security. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

High-Yield Securities

Exposure to high yield securities (commonly referred to as “high yield” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher-quality securities, but such investing generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak.

The lower rating of certain high-yielding fixed income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities and corporate issues. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended June 30, 2020 are disclosed in the Notes to the Schedule of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended June 30, 2020, Fund entered into forward foreign currency contracts primarily for return enhancement and hedging.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended June 30, 2020
Fund	Purchased Contracts	Sold Contracts
Apollo Total Return	$42,215	$201,009

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(1,505)	$-	$-	$-	$(1,505)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(10,431)	$-	$-	$-	$(10,431)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(1,505)	$-	$-	$-	$(1,505)

(1) See Note 3 in the Notes to Financial Statements for additional information.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2020.

Offsetting of Financial and Derivative Assets as of June 30, 2020:
	Assets	Liabilities
Forward Foreign Currency Contracts(1)	$-	$1,505

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$1,505

Total derivative assets and liabilities subject to an MNA	$-	$1,505

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2020:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
State Street Bank & Trust Co.	$-	$-	$-	$-	$-

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$1,505	$-	$-	$-	$1,505

(1) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

Bank Loan Risk

A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund’s investments in bank loans may create substantial risk. The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments or principal and interest in connection with a bank loan will depend primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loans will be sufficient to satisfy the loan obligation. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them.

Bank loans are typically issued in the form of first lien and/or second lien loans, with first liens representing the senior security in the capital structure. Second lien debt will be structured as junior, secured debt, including second priority loans on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. First and second liens may also include senior and subordinated securities within each type of lien.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an over-the-counter market (“OTC”), and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline and reduce the liquidity of the Fund’s holdings.

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Special risks associated with exposures to bank loans include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as a holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in bank loans whether or not the borrower is an obligor of the Fund.

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the London Interbank Offered Rate (or “LIBOR”). Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a “LIBOR floor rate” (generally 1.00%) under which the benchmark interest rate will not decline. The Fund may invest in bank loans with call features, which typically are callable at their original par value.

The Fund may invest in both investment-grade and high yield loans. It is anticipated that many of the loans purchased by the Fund may be non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the loans.

Closed-End Structure Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the number of Shares tendered in connection with the purchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value typically increases or decreases with the price of the underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Fund may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

“Covenant-Lite” Obligations Risk

Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may expose [a/the] Fund to greater credit risk associated with the borrower and reduce [a/the] Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, [a/the] Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and [a/the] Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Delayed Funding Loans and Revolving Credit Facilities Risk

An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid Securities Risk

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such illiquidity, the Fund may

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Interest Rate Risk

Investments in investment grade and non-investment grade fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.

LIBOR Risk

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom’s departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Repurchase Offers Risk/Interval Fund Risk

The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 8% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet such repurchase obligations. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Tax Risk

The Fund has elected to be a regulated investment company (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least 90% of its “investment company taxable income,” as that term is defined in the Internal Revenue Code (“Code”) (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) might affect the Fund’s ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, Shareholders would be subject to a further tax to the extent that the distribution is out of the Fund’s current or accumulated earnings and profits.

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions, as calculated for federal income tax purposes (“E&P”).

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7.   Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The tax years ended June 30, 2019 and June 30, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

The tax character of distributions paid were as follows:

	Year Ended June 30, 2020	Period Ended June 30, 2019A
Distributions paid from:
Ordinary income*
Y Class	$426,316	$131,606
T ClassB	18,246	-
Long-term capital gains
Y Class	-	-
T ClassB	-	-

Total distributions paid	$444,562	$131,606

* For tax purposes, short-term capital gains are considered ordinary income distributions.

A Fund commenced operations on September 12, 2018.

B Class launched on October 28, 2019

As of June 30, 2020, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Apollo Total Return	$18,308,938	$139,248	$(191,475)	$(52,227)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Apollo Total Return	$(52,227)	$43,930	$–	$–	$–	$(8,297)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses from wash sales, premium amortization accruals, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from nondeductible excise tax paid as of June 30, 2020:

Fund	Paid-In-Capital	Distributable Earnings/ (Deficits)
Apollo Total Return	$(799)	$799

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2020, the Fund did not have any capital loss carryforwards.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Apollo Total Return	$49,014,204	$233,536	$36,200,015	$233,506

A summary of the Fund’s transactions in the USG Select Fund for the year ended June 30, 2020 were as follows:

Fund	Type of Transaction	June 30, 2019 Shares/Fair Value	Purchases	Sales	June 30, 2020 Shares/Fair Value
Apollo Total Return	Direct	$781,731	$26,743,859	$27,215,060	$310,530

9.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. Effective August 6, 2020, the Committed Line was reduced from $250 million to $150 million. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2020, the Fund did not utilize this facility.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

June 30, 2020

10.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Y Class
	Year Ended June 30, 2020		September 12, 2018A to June 30, 2019
Apollo Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	1,046,549	$10,114,246	81,201	B	$823,769	B
Reinvestment of dividends	2,780	27,963	9,805		95,760
Shares redeemed	(15,248)	(154,238)	–		–

Net increase in shares outstanding	1,034,081	$9,987,971	91,006		$919,529

	T Class
	October 29, 2019A to June 30, 2020
Apollo Total Return Fund	Shares	Amount
Shares sold	205,790	2,105,000
Reinvestment of dividends	1,507	14,341

Net increase in shares outstanding	207,297	$2,119,341

A Commencement of operations.

B Seed capital was received on September 12, 2018 in the amount of $5,100,000 for Class Y. As a result, shares were issued in the amount of 510,000 for the Class Y of the Fund.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Apollo Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,		September 12, 2018A to June 30,
	2020		2019

Net asset value, beginning of period	$10.18		$10.00

Income (loss) from investment operations:
Net investment income	0.33		0.19
Net gains (losses) on investments (both realized and unrealized)	(0.06)		0.24

Total income (loss) from investment operations	0.27		0.43

Less distributions:
Dividends from net investment income	(0.34)		(0.16)
Distributions from net realized gains	(0.27)		(0.09)

Total distributions	(0.61)		(0.25)

Net asset value, end of period	$9.84		$10.18

Total returnB	2.62%		4.37	%C

Ratios and supplemental data:
Net assets, end of period	$16,082,511		$6,117,480
Ratios to average net assets:
Expenses, before reimbursements	9.02	%D	23.15	%D
Expenses, net of reimbursementsF	1.42%		1.70	%E
Net investment (loss), before expense reimbursements	(4.17	)%D	(19.06	)%D
Net investment income, net of reimbursements	3.43%		2.39	%E
Portfolio turnover rate	416%		1,625	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Includes non-recurring organization and offering costs.
E	Annualized.
F

Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 0.25% and 0.25% for the year ended June 30, 2020 and period ended June 30, 2019, respectively.

See accompanying notes

American Beacon Apollo Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	T Class
	October 28, 2019A to June 30, 2020
Net asset value, beginning of period	$10.41

Income (loss) from investment operations:
Net investment income	0.14
Net (losses) on investments (both realized and unrealized)	(0.33)

Total income (loss) from investment operations	(0.19)

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	(0.27)

Total distributions	(0.41)

Net asset value, end of period	$9.81

Total returnB	(1.90	)%C

Ratios and supplemental data:
Net assets, end of period	$2,034,234
Ratios to average net assets:
Expenses, before reimbursements	11.40	%F
Expenses, net of reimbursementsE	2.98	%D
Net investment (loss), before expense reimbursements	(6.64	)%F
Net investment income, net of reimbursements	1.78	%D
Portfolio turnover rate	416%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 1.00% for the period ended June 30, 2020.

F	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon Apollo Total Return FundSM

Federal Tax Information

June 30, 2020 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions:

Apollo Total Return	$–

Short-Term Capital Gain Distributions:

Apollo Total Return	$167,951

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Apollo Total Return Fund (“Trust”), on behalf of the Trust’s sole series of the same name (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Apollo Credit Management, LLC (the “subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor and Broadridge, Inc. (“Broadridge”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many registered investment companies have separate contracts governing each type of service and observed that, with respect to such registered investment companies, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Y Class. The Board also considered that the use of Y Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

performance of the Fund and the subadvisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on September 12, 2018; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and the subadvisor’s representations regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe and/or benchmark index. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of a comparable investment account managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A summary of the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of registered investment companies sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the investment company industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that a Fund share class maintains a higher expense ratio in order to compensate third-party financial intermediaries.

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the Fund’s subadvisory fee rate schedule generally was favorable compared to a comparable client account. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rate for the Fund. The Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered the Manager’s representation that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s Y Class shares in comparison to the Fund’s Broadridge performance universe. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of registered investment companies with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made for the Fund’s Y Class shares in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable registered investment companies included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	4	th Quintile

Broadridge Performance Analysis (one-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	1	st Quintile

The Board also considered: (1) information provided by the subadvisor regarding the fee rate charged for managing an account in the same or a similar strategy as the subadvisor manages the Fund; (2) a temporary reduction in the subadvisor’s fee schedule pursuant to a fee waiver effective from April 9, 2020, through October 31, 2021; (3) that the Fund employs a limited-capacity strategy, as the subadvisor invests opportunistically; (4) the subadvisor’s unique investment process; (5) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance; and (6) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

The Trustees and officers of the American Beacon Apollo Total Return Fund (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, and the American Beacon Sound Point Enhanced Income Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2018	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Funds (2015–Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2018	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Funds (2015–Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Gerard J. Arpey (61)	Trustee since 2018	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Funds (2012–Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Brenda A. Cline (59)	Trustee since 2018 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Funds (2004–Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (65)	Trustee since 2018	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Funds (2008–Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990–2017); Trustee, American Beacon Funds (2018–Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Funds (2018–Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2018	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Funds (2012–Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

R. Gerald Turner (74)	Trustee since 2018	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Funds (2001–Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2018	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019–Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Funds (2009–Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2018	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2018	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Funds (2004-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2018	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present).

Erica Duncan (49)	VP Since 2018	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer and Treasurer since 2018	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Funds (2010-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (56)	VP since 2018	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2018	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2018	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (48)	Chief Compliance Officer and Asst. Secretary since 2018	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Funds; Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2018	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Funds (2011-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Funds (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2018	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Funds (2010-Present); American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Funds (2015-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Peter A. Davidson (47)**	Assistant Secretary Since 2020	Assistant Secretary, American Beacon Select Funds (2020-Present); Assistant Secretary, American Beacon Select Funds (2020-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2020-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2020-Present).;

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Davidson resigned on July 31, 2020.

American Beacon Interval FundsSM

Privacy Policy

June 30, 2020 (Unaudited)

The American Beacon Interval Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Interval Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Interval Funds and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Interval Funds and American Beacon Apollo Total Return Fund are service marks of American Beacon Advisors, Inc.

AR 6/20

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$71,163	6/30/2019
$72,435	6/30/2020

(b)
Audit-Related Fees	Fiscal Year Ended
$0	6/30/2019
$0	6/30/2020

(c)
Tax Fees	Fiscal Year Ended
$24,900	6/30/2019
$9,900	6/30/2020

(d)
All Other Fees	Fiscal Year Ended
$0	6/30/2019
$0	6/30/2020

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$24,900	$0	N/A	6/30/2019
$9,900	$0	N/A	6/30/2020

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Filed herewith as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Apollo Total Return Fund

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Apollo Total Return Fund

Date: September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Apollo Total Return Fund

Date: September 8, 2020

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Apollo Total Return Fund

Date: September 8, 2020